NINTH AMENDMENT TO
                      SECURITY LAND AND DEVELOPMENT COMPANY
   LIMITED PARTNERSHIP AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT AND
            AMENDED AND RESTATED CERTIFICATE OF LIMITED PARTNERSHIP

            THIS NINTH AMENDMENT TO THE AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT AND AMENDED AND RESTATED CERTIFICATE OF LIMITED PARTNERSHIP OF SECURITY LAND AND DEVELOPMENT COMPANY LIMITED PARTNERSHIP ("Amendment") is made and entered into as of the __ day of __________, 2003, by and among 1500 Woodlawn Limited Partnership ("Woodlawn"), a Delaware limited partnership qualified to do business in the State of Maryland, as General Partner, and William A. Rodgers ("W. Rodgers"), an individual resident of the State of Maryland, Harry W. Rodgers, III ("H. Rodgers"), an individual resident of the State of Maryland, W. Dale Hess ("Hess"), an individual resident of the State of Maryland and Regency Affiliates, Inc., a Delaware corporation ("Regency"), as Limited Partners.

                                WITNESSETH THAT:

            WHEREAS, Security Investment Company (the "Partnership"), a Maryland limited partnership, was formed pursuant to (i) that certain Certificate of Limited Partnership dated November 8, 1967 and recorded on December 29, 1967 among the co-partnership records of Baltimore County, Maryland in Liber O.T.G. No. 2, folio 45, as amended by that certain Amendment to Certificate dated March 10, 1972 and recorded March 16, 1972 among the aforesaid co-partnership records in Liber O.T.G. No. 3, folio 471, which Amendment to Certificate provided for the change of the name of the Partnership to Security Land and Development Company Limited Partnership (as so amended, the "Original Certificate"), and
(ii) that certain Limited Partnership Agreement dated November 8, 1967, as amended by amendments thereto dated November 8, 1967, July 28, 1968, December 1, 1971 and December 28, 1973 (as so amended, the "Original Partnership Agreement");

            WHEREAS, the Original Certificate and the Original Partnership Agreement have been amended and restated pursuant to that certain Amended and Restated Limited Partnership Agreement and Amended and Restated Certificate of Limited Partnership dated as of November 25, 1986, and further amended by eight
(8) amendments thereto dated as of March 12, 1987, as of November 22, 1988, as of January 1, 1989, as of August 20, 1990, as of November 17, 1994, as of November 17, 1994, as of June 24, 1998 and as of April 8, 2003, respectively (as so amended and restated and further amended, the "Partnership Agreement"); and

            WHEREAS, the parties hereto desire to amend the Partnership Agreement further, as set forth below.

            NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            1. Article III of the Partnership Agreement is hereby amended and restated in full as follows:

                                   ARTICLE III

                         PURPOSES, POWER AND LIMITATIONS

            3.01 The Partnership is organized for the following purposes:

                  (a) to own and hold a certain parcel of land located at 1500 Woodlawn Drive, Woodlawn, Maryland (the "Land") and the Security West Building located thereon (such Building, together with the Land, the "Project"or the "Property");

                  (b) to lease the Project to the United States of America, acting by and through the General Services Administration (the "Government"), pursuant to that certain U.S. Government Lease for Real Property No. GS-03B-40131, as amended and supplemented from time to time (the "GSA Lease");

                  (c) to operate, maintain and manage the Project in accordance with and subject to the GSA Lease; provided, however, that the Partnership's power and authority with respect thereto shall be limited to performing its duties and obligations under that certain Management Agreement, dated November 17, 1994, with TCG Management, Inc., as amended on December 1, 2001 (as so amended, the "Management Agreement");

                  (d) to own all of the outstanding equity interests in a Maryland limited liability company, US SSA, LLC (the "Borrower"), and to act as the managing member thereof;

                  (e) to guarantee the obligations of the Borrower in connection with a long-term financing (the "Financing"), such Financing to be evidenced by, among other things, (i) an Amended and Restated Loan Agreement (the "Loan Agreement") by and between the Borrower and Federal Funding Group, LLC (the "Initial Lender"), pursuant to which the Borrower will obtain a loan (the "Loan") from the Initial Lender, which Loan will be sold by the Initial Lender to U.S. Bank, N.A., as trustee of U.S. Government Social Security Building Lease Finance Trust - 2003, which trust will issue its Federal Lease-Backed Pass-Through Certificates, Series 2003 (the "Certificates"), and (ii) one or more promissory notes (collectively, the "Note") by the Borrower, as maker, and made payable to Initial Lender under and pursuant to the Loan Agreement; and (iii) a Certificate Placement Agreement among the Borrower, the Partnership and


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

      Dublind Securities, pursuant to which Dublind Securities will arrange the sale of the Certificates to certain institutional investors identified by it. Such guarantee by the Partnership is to be evidenced and secured by the Partnership executing, delivering and performing its obligations under
      (i) a Guaranty (the "Guaranty") in favor of Initial Lender, pursuant to which the Partnership shall guarantee the performance of the Borrower under the Note and the other Obligations (as defined in the Guaranty) of the Borrower; (ii) an Indemnity Assignment of Leases and Rents in favor of Initial Lender, pursuant to which the Partnership will assign to the Initial Lender, as security for the Partnership's obligations under the Guaranty, all of the Partnership's right, title and interest in, to and under the GSA Lease and all other leases entered into by the Partnership;
      (iii) an Indemnity Deed of Trust, Assignment and Security Agreement (the "IDOT") pursuant to which the Partnership will grant to the Initial Lender, as security for the Partnership's obligations under the Guaranty, a first priority lien on and security interest in the Project; (iv) an Indemnity Assignment of Claims, pursuant to which the Partnership will assign to the Initial Lender, as security for the Partnership's obligations under the Guaranty, all of the Partnership's right, title and interest in and to all payments to be made by the Government under the GSA Lease; (v) an Amended and Restated Escrow Agreement, pursuant to which the Partnership, the Borrower and U.S. Bank, N.A., as trustee and as escrow agent, will establish certain escrow accounts and procedures for handling all monies generated by the Project; and (vi) such other instruments, certificates, agreements and documents as shall be necessary or appropriate in connection with the Financing (all of the foregoing being referred to herein as the "Loan Documents");

                  (f) to borrow proceeds of the Financing from the Borrower (the "Borrower Loan") for the purposes of refinancing the existing indebtedness secured by the Project and distributing excess proceeds of the Borrower Loan to the Partners and the other purposes of the Partnership described herein, and to repay such Borrower Loan in accordance with the terms thereof;

                  (g) to execute, deliver and perform the Loan Documents to which it is contemplated to become a party and such other agreements and instruments to which the Partnership is permitted under the Loan Documents to become a party; and

                  (h) to engage in any activity and exercise any power permitted to limited partnerships under the Maryland Revised Uniform Limited Partnership Act, as amended, and to exercise any and all powers authorized or permitted under any law that may now or hereinafter be applicable or available to the Partnership, to the extent that any such activities and exercise of powers are incident to and in connection with any of the foregoing or are necessary or convenient to accomplish any of the foregoing.


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

            In no event shall the foregoing provisions of this Section 3.01 be construed to limit the ability of the Partnership, or the General Partner on behalf of the Partnership, to negotiate and enter into amendments, modifications, extensions or replacements with respect to the GSA Lease, or any new or replacement financing with respect to the Property, provided that the same is applicable only to periods following the payment in full of the Financing.

                  3.02 The following provisions are inserted herein for the management of the Partnership:

                  (a) The Partnership shall at all times have an "Independent Participant" as a member of the board of directors of its direct general partner or, if such direct general partner is itself a limited partnership, the general partner of such general partner. The Independent Participant shall have no right to vote on, approve or consent with respect to, and no vote, approval or consent of the Independent Participant shall be required with respect to, any matter before such general partner's board of directors, except as specifically set forth in
      Article III hereof. An "Independent Participant" shall be an individual who is not, and has not been at any time during the preceding five years, and shall not, prior to the repayment of the Financing, become (i) a direct, indirect, legal or beneficial holder of any direct or indirect equity interest in the Partnership or any of its affiliates; (ii) a creditor, supplier, employee, officer, director, manager (other than Independent Participant) contractor, lender, borrower, or affiliate of the Partnership, any direct or indirect partner thereof, or any affiliate thereof; (iii) a person who controls (whether directly, indirectly or otherwise) the Partnership (except pursuant to such Independent Participant's rights hereunder) or any of its affiliates or any person listed in clause (ii); or (iv) member of the immediate family of a person referred to in subsections (i), (ii) or (iii) above.

                  (b) The Partnership shall at all times that any amounts are due and owing under or with respect to the Financing conduct its business and affairs so as to cause the Partnership to be a Single-Purpose Entity, as defined below.

                  (c) For purposes hereof, the term "Single-Purpose Entity" shall mean a corporation, limited partnership or limited liability company that meets the following requirements:

                  (i) was organized solely for the purposes set forth in Section 3.01;

                  (ii) has not and will not engage in any business unrelated to its business, as set forth in Section 3.01;


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

                  (iii) has not and will not have any assets other than those assets related to the conduct of its business as set forth under Section 3.01;

                  (iv) except as otherwise expressly permitted by the Loan Documents, has not and will not engage in, seek or consent to any dissolution, winding up, liquidation, consolidation, merger, asset sale, transfer of partnership or membership interests, or amendment of this Agreement;

                  (v) has as its general partners only entities which are Single-Purpose Entities as defined herein and in the Loan Documents and has at least one direct or indirect general partner which is a corporation that has at least one Independent Participant on its board of directors;

                  (vi) has not and will not fail to correct any known misunderstanding regarding the separate identity of such entity;

                  (vii) without the unanimous consent of all of its partners and all of the members of the board of directors of the general partner of Woodlawn (including the Independent Participant), has not and will not with respect to itself or to any other entity in which it has a direct or indirect legal or beneficial ownership interest: (A) file a bankruptcy, insolvency or reorganization petition or otherwise institute insolvency proceedings or otherwise seek any relief under any laws relating to the relief from debts or the protection of debtors generally; (B) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for such entity or all or any portion of such entity's properties; (C) make any assignment for the benefit of such entity's creditors, except in connection with the Loan Documents; or (D) take any action that might cause such entity to become insolvent;

                  (viii) has maintained and will maintain its accounts, books, records and financial statements, accounting records and other entity documents separate from any other person or entity;

                  (ix) has maintained and will maintain its books, records, resolutions and agreements as official records;

                  (x) has not and will not commingle its funds or assets with those of any other entity and will maintain separate bank accounts in its own name;

                  (xi) has held and will hold its assets in its own name;

                  (xii) has conducted and will conduct its business in its name and has, maintains and uses its own stationery and invoices, which distinguish it from any other person or entity;


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

                  (xiii) has paid and will pay its own liabilities out of its own funds and assets; it being understood that the Partners shall not be obligated to contribute additional capital to the Partnership as a result of this clause;

                  (xiv) has observed all partnership formalities including, without limitation: (A) holding all partners meetings as are required under applicable law and this Agreement, giving proper notice of such meetings as required under applicable law and this Agreement; and (B) complying with all other meetings and formalities as required under applicable law and/or this Agreement;

                  (xv) has maintained and will maintain an arms-length relationship with its Affiliates;

                  (xvi) has no debt other than: (A) unsecured trade payables in the ordinary course of business (including obligations under the GSA Lease) relating to the ownership and operation of the Project which are paid within forty-five (45) days of the date incurred and which do not, at any time, exceed, in the aggregate, $50,000; (B) debt obligations incurred under the Guaranty and the IDOT, and (C) unsecured trade payables payable out of the Operations Account (as defined in the Loan Documents);

                  (xvii) except in the case of its obligations under the Guaranty, has not and will not assume or guarantee or become obligated for the debts of any other entity or hold out its credit as being available to satisfy the obligations of any other entity;

                  (xviii) will not acquire obligations or securities of its partners;

                  (xix) has allocated and will allocate fairly and reasonably shared expenses, including, without limitation, shared office space and uses separate stationary, invoices and checks;

                  (xx) except pursuant to the Loan Documents, has not and will not pledge its assets for the benefit of any other person or entity;

                  (xxi) has held and identified itself and will hold itself out and identify itself as a separate and distinct entity under its own name and not as a division or part of any other person or entity;

                  (xxii) has not made and will not make loans to any person or entity;

                  (xxiii) has not and will not identify its partners or any affiliates of any of them as a division or part of it;


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

                  (xxiv) it will dissolve only upon the bankruptcy of the general partner thereof;

                  (xxv) has not entered and will not enter into or be a party to, any transaction with its partners or its affiliates except for the Management Agreement;

                  (xxvi) has paid and will pay the salaries of its own employees from its own funds; it being understood that the Partners shall not be obligated to contribute additional capital to the Partnership as a result of this clause; and

                  (xxvii) has maintained and will maintain adequate capital in light of its contemplated business operations; it being understood that the Partners shall not be obligated to contribute additional capital to the Partnership as a result of this clause.

                  3.03 Notwithstanding any other provision of this Agreement and any provision of law that otherwise so empowers the Partnership, the Partnership shall not, without the affirmative vote of 100% of the partners of the Partnership and the affirmative consent of all of the members of the board of directors of the general partner of Woodlawn (including the Independent Participant) do any of the following:

                  (a) engage in any business or activity other than those set forth in Section 3.01 hereof;

                  (b) incur any indebtedness, or assume or guaranty, any indebtedness of any other entity other than: (i) indebtedness in connection with and contemplated by the Loan Documents; (ii) indebtedness which is permitted under the Loan Documents; (iii) obligations to tenants under leases or other occupancy agreements relating to the Project; (iv) fees and expenses to its professional advisors and counsel; (v) indebtedness where the person to whom the indebtedness is owing has delivered to the Partnership an undertaking that it will not institute against, or join any other person in instituting against the Partnership any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after all amounts due and owing with respect to the Financing are paid in full, or look to property or assets of the Partnership in respect of such obligations and that such obligations shall not constitute a claim against the Partnership in the event that the Partnership's assets are insufficient to pay in full such obligations; (vi) other trade indebtedness incurred in the ordinary course of business not exceeding $50,000.00 at any one time outstanding, on account of incidentals or services supplied or furnished to the Partnership and which is paid within forty-five (45) days of the date incurred; and (vii) indebtedness in connection with and contemplated by the Borrower Loan and the Guaranty.


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

                  (c) dissolve or liquidate, in whole or in part, consolidate or merge, with or into any other entity or convey or transfer its properties and assets substantially as an entirety to any entity;

                  (d) acquire all or substantially all of the assets or capital stock or other ownership interest of any other company, partnership or entity, other than the Borrower;

                  (e) institute proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it or file, or consent to, a petition seeking, or consent to, reorganization or relief under any applicable federal or state law relating to bankruptcy, or consent to the appointment or a receiver, liquidator, assignee, trustee, sequestrator (or other similar official of the Partnership or any substantial part of its property, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or take action in furtherance of any such action; provided, however, that if there shall not be an Independent Participant as required pursuant to Section 3.02(a) hereof then in office and acting, a vote upon any matter set forth above shall not be taken unless and until such an Independent Participant shall have been duly elected and voting.

            2. Section 5.01 of the Partnership Agreement is amended by replacing the date "December 31, 2031" where it appears in such Section with the date "December 31, 2070" Section 5.01 of the Partnership Agreement is further amended by inserting the phrase ", unless a replacement General Partner assumes the duties and obligations of the General Partner hereunder" at the end of clauses
(a) and (b) of such Section.

            3. The following is hereby inserted at the end of Section 11.02 of the Partnership Agreement:

            Anything to the contrary in this Agreement notwithstanding, no Partner may sell, transfer or assign his or its interest in the Partnership to any person, and no Partner shall suffer the direct or indirect owner of any interest in such Partner to sell, transfer or assign such direct or indirect interest to any person, if such assignment, transfer or sale would violate the Loan Documents.

            4. Article XIV of the Partnership Agreement is hereby deleted and replaced with the following:

                            [INTENTIONALLY DELETED].


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

            5. Section 15.01 of the Partnership Agreement is hereby amended and restated to read as follows:

                              15.01. The Managing General Partner shall have full, complete and exclusive discretion to manage and control the business of the Partnership to the best of its ability, and to do any and all acts and things necessary, proper or convenient to carry out the purposes of the Partnership, in accordance with and subject to the provisions of
      Article III hereof.

            6. Section 15.07 of the Partnership Agreement is hereby amended and restated to read as follows:

                  15.07 Without limiting the general grant of authority contained in Section 15.01 above, the Managing General Partner shall have the specific authority:

                        (a) subject to the limitations contained in Article III, to engage in transactions in which the Managing General Partner has an actual or potential conflict of interest with the Limited Partners or the Partnership; and

                        (b) to execute, deliver and perform, in the name of the Partnership, each and all of the Loan Documents and the other agreements and instruments to which the Partnership is a party.

            7. Sections 15.08 and 22.07 of the Partnership Agreement are hereby deleted.

            8. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original copy and all of which together shall constitute one original agreement binding on all parties hereto, notwithstanding that all the parties shall not have signed the said counterpart. Except as modified by this Amendment, the Partnership Agreement is hereby ratified and affirmed in all respects.

            9. This Amendment shall be governed in all respects by the laws of the State of Maryland (but not including the choice of law rules thereof).

            10. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Partnership Agreement.


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

            IN WITNESS WHEREOF, each of the undersigned has executed this Amendment, or has caused this Amendment to be duly executed on its behalf, as of the day and year first above written.

                                            GENERAL PARTNER:

                                            1500 WOODLAWN LIMITED
                                            PARTNERSHIP

WITNESS:                                    By: Woodlawn Investment Group, Inc.,
                                                  its managing general partner

                                                By:
-------------------------------                     ----------------------------
                                                Name: Conrad Cafritz
                                                Title: President

WITNESS:                                    LIMITED PARTNERS:



-------------------------------             ------------------------------------
                                            HARRY W. RODGERS, III

WITNESS:


-------------------------------             ------------------------------------
                                            WILLIAM A. RODGERS

WITNESS:


-------------------------------             ------------------------------------
                                            W. DALE HESS

WITNESS:                                    REGENCY AFFILIATES, INC.

                                            By:
-------------------------------                 --------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------


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